EXHIBIT 10.2

                 LEAD GENERATION / CORPORATE RELATIONS AGREEMENT


THIS AGREEMENT is made this 13th day of AUGUST, 1996, between CORPORATE RELATIONS GROUP, INC., a Florida corporation (hereinafter "CRG"), and EVANS ENVIRONMENTAL CORPORATION, (hereinafter the "Client").

                                    RECITALS

 1. The Client wishes to retain CRG to provide corporate relations services to the Client.

 2. CRG is willing to provide such corporate relations services as are more fully described herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1.   FURNISHING OF INFORMATION BY CLIENT. The Client shall furnish to
     CRG information about the Client such as copies of disclosure and filing materials, financial statements, business plans, promotional information and background of the Client's officers and directors ("Information Package"). The Client shall update the Information Package on a continuous basis. The Client understands that the sole purpose for providing CRG with the Information Package is for utilization in a Lead Generation/Corporate Relations program. CRG is not obligated to assess the financial viability of the Client. CRG may rely on, and assume the accuracy of the Information Package.

2. REPRESENTATIONS AND WARRANTIES OF CLIENT. The Client represents that all information included in the Information Package furnished to CRG shall disclose all material facts and shall not omit any facts necessary to make statements made on behalf of the Client not misleading.

3. COVENANTS OF THE CLIENT. The Client covenants and warrants that any information submitted for dissemination will be truthful, accurate, in compliance with all copyright and all other applicable laws and regulations and will not be submitted in connection with any improper or illegal act or deed.

4. Based on the Information Package, CRG will perform the services more fully described in Exhibit "A" for a period of twelve (12) months pursuant to the terms hereof, which services shall specifically include CRG making oral representations on behalf of the Client pursuant to the following procedures:

     (a) PREPARATION OF PROOFS. CRG shall prepare proofs and or tapes of the agreed upon materials and information, as set for dissemination, for the Client's review and approval;

     (b) CORRECTION AND CHANGES OF PROOFS AND OR TAPES. CRG shall make all corrections and changes that the Client may request.

     (c) SIGN OFFS. All approvals, corrections and change of proofs by the Client shall be signed by a duly authorized representative of the Client. The Client hereby designates the individual(s) listed in Exhibit "C" hereof as authorized representatives for purposes of this paragraph 4(a), (b) and (c); and CRG may rely upon this designation.

5.   COMPENSATION. Refer to Exhibit "B".

6. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. CRG WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN IT'S PERFORMANCE UNDER THIS AGREEMENT PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

7. ASSUMPTION OF LIABILITY AND INDEMNIFICATION. The Client assumes and claims all responsibility and liability for the content of all information disseminated on behalf of the Client which have been approved by Client. The Client shall indemnify and hold CRG, its subsidiaries and parent company harmless from and against all demands, claims or liability arising for any reason due to the context of information disseminated on behalf of the Client. This indemnity shall include any costs incurred by CRG including, but not limited to, legal fees and expenses incurred both in administrative proceedings, at trial and appellate levels, in settlement of claims and payment of any judgment against CRG.

8. ASSIGNMENT AND DELEGATION. Neither party may assign any rights or delegate any duties hereunder without the other party's express prior written consent.

9. ENTIRE AGREEMENT. This writing contains the entire agreement of the parties. No representations were made or relied upon by either party, other than those expressly set forth. Furthermore, the Client understands that CRG makes no guarantees, assurances or representations in regard to the results of its corporate relations program. No agent, employee or other representative of either party is empowered to alter any of the above terms, unless done in writing and signed by an executive officer of the respective parties.

10. CONTROLLING LAW AND VENUE. This Agreement's validity, interpretation and performance shall be controlled by and construed under the laws of the State of Florida. The proper venue and jurisdiction shall be the Circuit Court in Orange County, Florida.

11. PREVAILING PARTY. In the event of the institution of any legal proceedings or litigation, at the trial level or appellate level, with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party all costs, reasonable attorney's fees and expenses.

l2. FAILURE TO OBJECT NOT A WAIVER. The failure of either party to this Agreement to object to, or to take affirmative action with respect to any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation or breach, or of any future violation, breach or wrongful conduct.

13. NOTICES. All notices or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the representative or Company as follows:

     COMPANY: CORPORATE RELATIONS GROUP, INC.
              1801 Lee Road, Suite 301
              Winter Park, FL 32789
              Attention: Roberto E. Veitia, President

     CLIENT: EVANS ENVIRONMENTAL CORPORATION
             1000 Southern Blvd., Suite 300
             West Palm Beach, FL 33405
             Attention: Enrique A. Tomeu, CEO

14. HEADINGS. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

15. TIME. For all intents and purposes, time is of the essence with this Agreement.

16. AGREEMENT NOT TO HIRE. The Client understands and appreciates that CRG has invested a tremendous amount of time, energy and expertise in the training of its employees to be able to provide the very service that Client desires. Client further understands that should an employee be enticed to leave, then CRG will be damaged in an amount the parties are incapable of calculating at this time. Therefore, the Client agrees not to offer employment to any employee or subcontractor of CRG, nor to allow any officer or director of Client to offer such employment with Client or any other company with whom officers and directors of Client are employed or hold a financial stake for a period of three (3) years.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

CORPORATE RELATIONS GROUP, INC.

BY:  /S/ ROBERTO E. VEITIA
     ---------------------
     Roberto E. Veitia
     President


EVANS ENVIRONMENTAL CORPORATION

BY:  /S/ENRIQUE A. TOMEU
     -------------------
     Enrique A. Tomeu
     Chief Executive Officer

                                   EXHIBIT "A"

The Corporate Relations Services to be provided by CRG for a sixty (60) month period are as follows:

I.   ADVERTISING and PRINTING SERVICES

     A. MONEYWORLD MAGAZINE - Lead Generation mailing (150,000 print run total for the sixty month period)

          /BULLET/ Two eighteen page, four color magazines will be created of which four page advertorial will be dedicated to the Client.
          /BULLET/ Creative concept, color separations, copy work and printing /BULLET/ 150,000 to be mailed
          /BULLET/ Client has the option to purchase one additional four page, four color advertorial for payment of $135,000.00 (One Hundred Thirty-Five Thousand Dollars).

     B. GROWTH INDUSTRY REPORT - Four page, four color follow-up mail piece designed for additional informational purposes that is mailed to respondents. A total of 7,500 will be printed.

     C. THE CORE BROKER PROGRAM - CRG will produce a core of 8-10 retail brokers, market makers and/or money managers who will take positions in the stock of "EVANS ENVIRONMENTAL CORPORATION". This process will begin immediately upon CRG receiving the payment as stipulated in Exhibit "B" and will be completed no later than a month before mailing occurs. Upon completion, selection and approval of the Core Broker Group, CRG will arrange a Core Broker meeting. This will last for two days, which will include; a show and tell from the top management of "EVANS ENVIRONMENTAL CORPORATION" in intense training of these core brokers.

     D. Public relations exposure to newsletter writers, trade publications and financial gurus. At CRG's discretion, it will pay for any special reports that may be required. The Client shall be totally responsible for all travel expenses for the purpose of due diligence of the company by financial newsletter writers and/or brokers. The Client will have total pre-approval rights on these trips.

     E. Inclusion as a featured "Lead Generator of the Month" in CONFIDENTIAL FAX ALERT, a newsletter transmitted by fax to over 3,000 Brokers.

     F. Preparation of a Broker Bullet Sheet to be sent to every broker who shows interest in working the leads and the stock. (As soon as possible).

     G. Lead Tracking Summary maintained for all response leads generated and provided.

     H.   Follow-up with shareholders, brokers, funds and institutions.

                                   EXHIBIT "A"
                                    CONTINUED

     I. Investor Relations - Press release placements in market publications. The Client shall pay the actual cost incurred for these wire services.

     J. Two Location Road Shows - Locations to be determined. Client will cover all expenses of Road Shows. Client will have prior approval over those expenses.

     K.   Junior Page Advertising in six (6) separate issues of MoneyWorld
          Magazine.

     L. Advertising Insert in MARKET EXPRESS mailed to 25,000 active subscribers.

     M. CRG will distribute at its cost the due diligence packages to all inquiring brokers. The Client shall supply the necessary materials for this package.

     N. CRG guarantees a minimum of 3% return of qualified investor leads specifically generated for the Company.

     O.   Advice on Fund Raising.

          1. If travel is required, the Client will pay transportation and hotel expenses.

     P.   Assistance in review of documentation to be sent to brokers.

          1. If travel is required, the Client will pay transportation and hotel expenses.

     Q. Assistance in public relations with investment newsletter writers and financial institutions.

          1. If travel is required, the Client will pay transportation and hotel expenses.

     R.   Advice on mergers and acquisitions.

          1. If travel is required, the Client will pay transportation and hotel expenses.

                                   EXHIBIT "B"

                               PAYMENT AGREEMENT

                               made by and between

                         EVANS ENVIRONMENTAL CORPORATION

                                       and

                         CORPORATE RELATIONS GROUP, INC.

THIS AGREEMENT is made this 13th day of AUGUST, 1996, and will serve as confirmation of payment terms for services to be provided EVANS ENVIRONMENTAL CORPORATION.("CLIENT") whereby CORPORATE RELATIONS GROUP, INC. ("CRG") has agreed to perform said services as defined in the "Lead Generation/Corporate Relations Agreement."

                                      TERMS

A.   CLIENT will pay to CRG, ONE MILLION NINTY THOUSAND DOLLARS ($1,090,000 U.S.
     cy) or as a convenience to Client, 1,090,000 DOLLARS worth of free trading EVANS ENVIRONMENTAL CORPORATION common shares. The formula shall be the $1,090,000 U.S. cy divided by the BID PRICE of the shares on the date of signing this agreement which has been determined to be $2.00 per share. This will equal the amount of shares payable to CRG. This has been determined to be 545,000 common shares of EVANS ENVIRONMENTAL CORPORATION.

B. This Agreement is subject to compliance with the rules of the Exchanges and Securities Commissions on which Client is listed and registered.

C. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. CRG WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN IT'S PERFORMANCE UNDER THIS AGREEMENT PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

D. In the event of termination of the Agreement by Client, CRG shall be fully released and forever discharged by Client from any further obligations or liabilities with respect to the "Lead Generation/Corporate Relations Agreement" and any results therefrom, save and except liabilities arising from CRG's own negligence during the term of this Agreement. Concurrently, Client shall be fully released and forever discharged by CRG from any and all obligations of further payments or liabilities with respect to the "Lead Generation/Corporate Relations Agreement." This release in no way affects Point #7, Page 2 of the"Lead Generation/Corporate Relations Agreement."

                                  EXHIBIT " B "
                                   continued

E. Shares shall be made free trading through the registration that is mutually agreed upon by the Company's attorney and CRG's attorney.

F.   Company shall issue options to CRG as outlined below.

    AMOUNT           PRICE      DURATION
    ------           -----      --------
    300,000 shares   at $2.00   One (1) year from the date of this Agreement
    150,000 shares   at $2.50   Two (2) years from the date of this Agreement
    150,000 shares   at $2.70   Three (3) years from the date of this Agreement

G. CRG agrees to return 47,000 free trading common shares of Evans Environmental Corporation or its successor company if during the term of our contract the price of Evans Environmental Corporation stock doesn't reach $4.50 a share for a period of 10 consecutive days.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.


CORPORATE RELATIONS GROUP, INC.

BY:  /S/ ROBERTO E. VEITIA
     ---------------------
     Roberto E. Veitia
     President


EVANS ENVIRONMENTAL CORPORATION

BY:  /S/ENRIQUE A. TOMEU
     -------------------
     Enrique A. Tomeu
     Chief Executive Officer

                                   EXHIBIT "C"


EVANS ENVIRONMENTAL CORPORATION hereby designates the following person or persons to act on its behalf for purposes of signing off on all copies pursuant to Paragraph 4 of this Corporation Relations Agreement. CRG may rely upon the signature of any of the following:


----------------------------                     -----------------------------
DIRECTOR (PLEASE SIGN)                             DIRECTOR (PLEASE PRINT)



----------------------------                     -----------------------------
PRESIDENT (PLEASE SIGN)                            PRESIDENT (PLEASE PRINT)



----------------------------                     -----------------------------
VICE PRESIDENT (PLEASE SIGN)                       VICE PRESIDENT (PLEASE PRINT)

                               MONEYWORLD MAGAZINE

                          ADVERTISING INSERT AGREEMENT
                          GULF ATLANTIC PUBLISHTNG INC.

THIS AGREEMENT is made this 13th day of AUGUST, 1996, between GULF ATLANTIC PUBLISHING INC., a Florida corporation (hereinafter "GAP"), and EVANS ENVIRONMENTAL CORPORATION, (hereinafter the "Client").

                                    RECITALS

 1.  The Client wishes to retain GAP for an Insert(AD)in MONEYWORLD MAGAZINE.

 2.  GAP is willing to provide such services as are more fully described herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1. FURNISHING OF INFORMATION BY CLIENT. The Client shall furnish to GAP information about the Client such as copies of disclosure and filing materials, financial statements, business plans, promotional information and background of the Client's officers and directors ("Information Package"). The Client understands that the sole purpose for providing GAP with the Information Package is for utilization in the preparation of the Ad. GAP is not obligated to assess the financial viability of the Client. GAP may rely on, and assume the accuracy of the Information Package.

2. REPRESENTATIONS AND WARRANTIES OF CLIENT. The Client represents that all information included in the Information Package furnished to GAP shall disclose all material facts and shall not omit any facts necessary to make statements made on behalf of the Client not misleading.

3. COVENANTS OF THE CLIENT. The Client covenants and warrants that any information submitted for dissemination will be truthful, accurate, in compliance with all copyright laws and all other applicable laws and regulations and will not be submitted in connection with any improper or illegal act or deed.

4. Based on the Information Package, GAP will perform the services more fully described in Exhibit "A", and follow the procedures outlined below 4(A), 4(B), and 4(C).

     (a) PREPARATION OF PROOFS. GAP shall prepare proofs of the agreed upon materials and information, as set for dissemination, for the Client's review and approval;

     (b) CORRECTION AND CHANGES OF PROOFS. GAP shall make all corrections and changes that the Client may request.

     (c) SIGN OFFS. All approvals, corrections and change of proofs by the Client shall be signed by a duly authorized representative of the Client. The Client hereby designates the individual(s) listed in Exhibit "C" hereof as authorized representatives for purposes of this paragraph 4(a), (b) and (c); and GAP may rely upon this designation.

5.   COMPENSATION. Refer to Exhibit "B".

6. IT IS UNDERSTOOD AND AGREED BY THE PARTIES THAT THE ABOVE COMPENSATION IN U.S. CURRENCY, OR FREE TRADING SHARES OF THE COMPANY, SHOULD BE PAID TIMELY UPON EXECUTION OF THIS AGREEMENT. GAP WILL RETAIN THE OPTION, BUT IS NOT COMPELLED TO BEGIN IT'S PERFORMANCE UNDER THIS AGREEMENT PRIOR TO THE PAYMENT OF SUCH COMPENSATION IN U.S. CURRENCY OR FREE TRADING SHARES.

7. ASSUMPTION OF LIABILITY AND INDEMNIFICATION. The Client assumes and claims all responsibility and liability for the content of all information disseminated on behalf of the Client which have been approved by Client. The Client shall indemnify and hold GAP, its subsidiaries and parent company harmless from and against all demands, claims or liability arising for any reason due to the context of information disseminated on behalf of the Client. This indemnity shall include any costs incurred by GAP including, but not limited to, legal fees and expenses incurred both in administrative proceedings, at trial and appellate levels, in settlement of claims and payment of any judgment against GAP.

8. ASSIGNMENT AND DELEGATION. Neither party may assign any rights or delegate any duties hereunder without the other party's express prior written consent.
                                       -2-

9. ENTIRE AGREEMENT. This writing contains the entire agreement of the parties. No representations were made or relied upon by either party, other than those expressly set forth. Furthermore, the Client understands that GAP makes no guarantees, assurances or representations in regard to the results of the running of Advertising in its publication MoneyWorld Magazine. No agent, employee or other representative of either party is empowered to alter any of the above terms, unless done in writing and signed by an executive officer of the respective parties.

10. CONTROLLING LAW AND VENUE. This Agreement's validity, interpretation and performance shall be controlled by and construed under the laws of the State of Florida. The proper venue and jurisdiction shall be the Circuit Court in Orange County, Florida.

11. PREVAILING PARTY. In the event of the institution of any legal proceedings or litigation, at the trial level or appellate level, with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party all costs, reasonable attorney's fees and expenses.

12. FAILURE TO OBJECT NOT A WAIVER. The failure of either party to this Agreement to object to, or to take affirmative action with respect to any conduct of the other which is in violation of the terms of this Agreement shall not be construed as a waiver of the violation or breach, or of any future violation, breach or wrongful conduct.

13. NOTICES. All notices or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the representative or Company as follows:

     COMPANY:  GULF ATLANTIC PUBLISHING INC.
               1801 Lee Road, Suite 301
               Winter Park, FL 32789
               Attention: Kurt Ruthenbeck, President

     CLIENT:   EVANS ENVIRONMENTAL CORPORATION
               1000 Southern Blvd., Suite 300
               West Palm Beach, FL 33405
                Attention: Enrique A. Tomeu, CEO

14. HEADINGS. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

15. TIME. For all intents and purposes, time is of the essence with this Agreement.

16. AGREEMENT NOT TO HIRE. The Client understands and appreciates that GAP has invested a tremendous amount of time, energy and expertise in the training of its employees to be able to provide the very service that Client desires. Client further understands that should an employee be enticed to leave, then GAP will be damaged in an amount the parties are incapable of calculating at this time. Therefore, the Client agrees not to offer employment to any employee or subcontractor of GAP, not to allow any officer or director of Client to offer such employment with Client or any other company with whom officers and directors of Client are employed or hold a financial stake for a period of three (3) years.

IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

BY:  /S/ KURT RUTHENBECK
     ---------------------
     Kurt Ruthenbeck
     President


BY:  /S/ENRIQUE A. TOMEU
     -------------------
     Enrique A. Tomeu, CEO
     President

                                      -4-